                                                                    Exhibit 1(v)


                              THE RBB FUND, INC.



                         ARTICLES SUPPLEMENTARY TO THE
                                    CHARTER



          THE RBB FUND, INC., a Maryland corporation having its principal office in Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

          FIRST: The Board of Directors of the Corporation, an open-end investment company registered under the Investment Company Act of 1940, as amended, and having authorized capital of thirty billion (30,000,000,000) shares of common stock, par value $.001 per share, has adopted a unanimous resolution increasing the number of shares of common stock that are classified (but not increasing the aggregate number of authorized shares) into separate classes by:

          (1) reclassifying the Beta 1 Shares and adding an additional six hundred ninety-nine million (699,000,000) of the previously authorized, unissued and unclassified shares of the common stock, par value $.001 per share, to the Beta 1 Shares, for a total of 700,000,000 Shares with an aggregate par value of seven hundred thousand dollars ($700,000), as Select Class Common Stock (Select Class of the Money Market Fund);

          (2) classifying an additional one hundred million (100,000,000) of the previously authorized, unissued and unclassified shares of the common stock, par value $.001 per share, with an aggregate par value of one hundred thousand dollars ($100,000), as Class III Common Stock (Boston Partners Market Neutral Fund Institutional Class);

          (3) classifying an additional one hundred million (100,000,000) of the previously authorized, unissued and unclassified shares of the common stock, par value $.001 per share, with an aggregate par value of one hundred thousand dollars ($100,000), as Class JJJ Common Stock (Boston Partners Market Neutral Fund Investor Class);

          (4) classifying an additional one hundred million (100,000,000) of the previously authorized, unissued and unclassified shares of the common stock, par value $.001 per share, with an aggregate par value of one hundred thousand dollars ($100,000), as Class KKK Common Stock (Boston Partners Long-Short Equity Fund Institutional Class);

          (5) classifying an additional one hundred million (100,000,000) of the previously authorized, unissued and unclassified shares of the common stock, par value $.001 per share, with an aggregate par value of one hundred thousand dollars ($100,000), as Class LLL Common Stock (Boston Partners Long-Short Equity Fund Investor Class);

          SECOND: A description of the shares so classified with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as set or changed by the Board of Directors of the Corporation is as follows:

          A description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions or redemption of each class of common stock of the Corporation is set forth in Article VI, Section (6) of the Corporation's Charter, and has not been changed by the Board of Directors of the Corporation.

          The shares of Select Class Common Stock, Class III Common Stock, Class JJJ Common Stock, Class KKK Common Stock, and Class LLL Common Stock will be issued without stock certificates.

          The shares of Select Class Common Stock and previously classified Classes G, J, L and Janney Money shall be invested in a common investment portfolio.

          The shares of Class III Common Stock and Class JJJ Common Stock shall be invested in a common investment portfolio, with shares of Class III Common Stock representing the Institutional Class of such portfolio and shares of Class JJJ Common Stock representing the Investor Class of such portfolio.

          The shares of Class KKK Common Stock and Class LLL Common Stock shall be invested in a common investment portfolio, with shares of Class KKK Common Stock representing the Institutional Class of such portfolio and shares of Class LLL Common Stock representing the Investor Class of such portfolio.

          THIRD: The shares aforesaid have been duly classified by the Board of Directors of the Corporation pursuant to authority and power contained in the charter of the Corporation.

          FOURTH: Immediately before the increase in the number of shares of common stock that have been classified into separate classes:

               (a) the Corporation had authority to issue thirty billion (30,000,000,000) shares of its common stock and the aggregate par value of all the shares of all classes was thirty million dollars ($30,000,000);

               (b) the number of shares of each authorized class of common stock was as follows:

Class A  -     one hundred million (100,000,000), par value $.001 per share;

Class B  -     one hundred million (100,000,000), par value $.001 per share;

Class C  -     one hundred million (100,000,000), par value $.001 per share;

Class D  -     one hundred million (100,000,000), par value $.001 per share;

Class E  -     five hundred million (500,000,000), par value $.001 per share;

Class F  -     five hundred million (500,000,000), par value $.001 per share;

Class G  -     five hundred million (500,000,000), par value $.001 per share;

Class H  -     five hundred million (500,000,000), par value $.001 per share;

Class I  -     one billion (1,000,000,000), par value $.001 per share;

Class J  -     five hundred million (500,000,000), par value $.001 per share;

Class K  -     five hundred million (500,000,000), par value $.001 per share;

Class L  -     one billion five hundred million (1,500,000,000), par value
               $.001 per share;

Class M  -     five hundred million (500,000,000), par value $.001 per share;

Class N  -     five hundred million (500,000,000), par value $.001 per share;

Class O  -     five hundred million (500,000,000), par value $.001 per share;

Class P  -     one hundred million (100,000,000), par value $.001 per share;

Class Q  -     one hundred million (100,000,000), par value $.001 per share;

Class R  -     five hundred million (500,000,000), par value $.001 per share;

Class S  -     five hundred million (500,000,000), par value $.001 per share;

Class T  -     five hundred million (500,000,000), par value $.001 per share;

Class U  -     five hundred million (500,000,000), par value $.001 per share;

Class V  -     five hundred million (500,000,000), par value $.001 per share;

Class W  -     one hundred million (100,000,000), par value $.001 per share;

Class X  -     fifty million (50,000,000), par value $.001 per share;

Class Y  -     fifty million (50,000,000), par value $.001 per share;

Class Z  -     fifty million (50,000,000), par value $.001 per share;

Class AA -     fifty million (50,000,000), par value $.001 per share;

Class BB -     fifty million (50,000,000), par value $.001 per share;

Class CC -     fifty million (50,000,000), par value $.001 per share;

Class DD -     one hundred million (100,000,000), par value $.001 per share;

Class EE -     one hundred million (100,000,000), par value $.001 per  share;

Class FF -     fifty million (50,000,000), par value $.001 per share;

Class GG -     fifty million (50,000,000), par value $.001 per share;

Class HH -     fifty million (50,000,000), par value $.001 per share;

Class II -     one hundred million (100,000,000), par value $.001 per share;

Class JJ  -    one hundred million (100,000,000), par value $.001 per share;

Class KK  -    one hundred million (100,000,000), par value $.001 per share;

Class LL  -    one hundred million (100,000,000), par value $.001 per share;

Class MM  -    one hundred million (100,000,000), par value $.001 per share;

Class NN  -    one hundred million (100,000,000), par value $.001 per share;

Class OO  -    one hundred million (100,000,000), par value $.001 per share;

Class PP  -    one hundred million (100,000,000), par value $.001 per share;

Class QQ  -    one hundred million (100,000,000), par value $.001 per share;

Class RR  -    one hundred million (100,000,000), par value $.001 per share;

Class SS  -    one hundred million (100,000,000), par value $.001 per share;

Class TT  -    one hundred million (100,000,000), par value $.001 per share;

Class UU  -    one hundred million (100,000,000), par value $.001 per share;

Class VV  -    one hundred million (100,000,000), par value $.001 per share;

Class WW  -    one hundred million (100,000,000), par value $.001 per share;

Class XX  -    fifty million (50,000,0000), par value $.001 per share;

Class YY  -    one hundred million (100,000,000), par value $.001;

Class ZZ  -    one hundred million (100,000,000), par value $.001;

Class AAA -    one hundred million (100,000,000), par value $.001;

Class BBB     -       one hundred million (100,000,000), par value $.001;

Class CCC     -       one hundred million (100,000,000), par value $.001;

Class DDD     -       one hundred million (100,000,000), par value $.001;

Class EEE     -       one hundred million (100,000,000), par value $.001;

Class FFF     -       one hundred million (100,000,000), par value $.001;

Class GGG     -       one hundred million (100,000,000), par value $.001;

Class HHH     -       one hundred million (100,000,000, par value $.001;


Class Janney Money -  seven hundred million (700,000,000), par value $.001 per share;

Class Janney       -  two hundred million (200,000,000), par

Municipal Money    -  value $.001 per share;


Class Janney       -  five hundred million (500,000,000), par
Government Money      value $.001 per share;

Class Janney N.Y.  -  one hundred million (100,000,000), par

Municipal Money    -  value $.001 per share;

Class Beta 1       -  one million (1,000,000), par value $.001 per share;

Class Beta 2       -  one million (1,000,000), par value $.001 per share;

Class Beta 3       -  one million (1,000,000), par value $.001 per share;

Class Beta 4       -  one million (1,000,000), par value $.001 per share;

Class Gamma 1      -  one million (1,000,000), par value $.001 per share;

Class Gamma 2      -  one million (1,000,000), par value $.001 per share;

Class Gamma 3      -  one million (1,000,000), par value $.001 per share;

Class Gamma 4      -  one million (1,000,000), par value $.001 per share;

Class Delta 1      -  one million (1,000,000), par value $.001 per share;

Class Delta 2      -  one million (1,000,000), par value $.001 per share;

Class Delta 3      -  one million (1,000,000), par value $.001 per share;

Class Delta 4      -  one million (1,000,000), par value $.001 per share;

Class Epsilon 1    -  one million (1,000,000), par value $.001 per share;

Class Epsilon 2    -  one million (1,000,000), par value $.001 per share;

Class Epsilon 3    -  one million (1,000,000), par value $.001 per share;

Class Epsilon 4    -  one million (1,000,000), par value $.001 per share;


Class Zeta 1       -  one million (1,000,000), par value $.001 per share;

Class Zeta 2       -  one million (1,000,000), par value $.001 per share;

Class Zeta 3       -  one million (1,000,000), par value $.001 per share;

Class Zeta 4       -  one million (1,000,000), par value $.001 per share;

Class Eta 1        -  one million (1,000,000), par value $.001 per share;

Class Eta 2        -  one million (1,000,000), par value $.001 per share;

Class Eta 3        -  one million (1,000,000), par value $.001 per share;

Class Eta 4        -  one million (1,000,000), par value $.001 per share;

Class Theta 1      -  one million (1,000,000), par value $.001 per share;

Class Theta 2      -  one million (1,000,000), par value $.001 per share;

Class Theta 3      -  one million (1,000,000), par value $.001 per share; and

Class Theta 4      -  one million (1,000,000), par value $.001 per share;


for a total of fourteen billion nine hundred twenty-eight million
(14,928,000,000) shares classified into separate classes of common stock.

          After the increase in the number of shares of common stock that have been classified into separate classes:

               (c) the Corporation has the authority to issue thirty billion (30,000,000,000) shares of its common stock and the aggregate par value of all the shares of all classes is now thirty million dollars ($30,000,000); and

               (d) the number of authorized shares of each class is now as follows:



Class A        -    one hundred million (100,000,000), par value $.001 per
                    share;

Class B        -    one hundred million (100,000,000), par value $.001 per
                    share;

Class C        -    one hundred million (100,000,000), par value $.001 per
                    share;

Class D        -    one hundred million (100,000,000), par value $.001 per
                    share;

Class E        -    five hundred million (500,000,000), par value $.001 per
                    share;

Class F        -    five hundred million (500,000,000), par value $.001 per
                    share;

Class G        -    five hundred million (500,000,000), par value $.001 per
                    share;

Class H        -    five hundred million (500,000,000), par value $.001 per
                    share;

Class I        -    one billion (1,000,000,000), par value $.001 per share;

Class J        -    five hundred million (500,000,000), par value 66$.001 per
                    share;

Class K        -    five hundred million (500,000,000), par value $.001 per
                    share;

Class L        -    billion five hundred million (1,500,000,000), par value
                    $.001 per share;

Class M        -    five hundred million (500,000,000), par value $.001 per
                    share;

Class N        -    five hundred million (500,000,000), par value $.001 per
                    share;

Class O        -    five hundred million (500,000,000), par value $.001 per
                    share;

Class P        -    one hundred million (100,000,000), par value $.001 per
                    share;

Class Q        -    one hundred million (100,000,000), par value $.001 per
                    share;

Class R        -    five hundred million (500,000,000), par value $.001 per
                    share;

Class S        -    five hundred million (500,000,000), par value $.001 per
                    share;

Class T        -    five hundred million (500,000,000), par value $.001 per
                    share;

Class U        -    five hundred million (500,000,000), par value $.001 per
                    share;

Class V        -    five hundred million (500,000,000), par value $.001 per
                    share;

Class W        -    one hundred million (100,000,000), par value $.001 per
                    share;

Class X        -    fifty million (50,000,000), par value $.001 per share;

Class Y        -    fifty million (50,000,000), par value $.001 per share;

Class Z        -    fifty million (50,000,000), par value $.001
                    per share;

Class AA       -    fifty million (50,000,000), par value $.001 per share;

Class BB       -    fifty million (50,000,000), par value $.001 per share;

Class CC       -    fifty million (50,000,000), par value $.001 per share;

Class DD       -    one hundred million (100,000,000), par value $.001 per
                    share;

Class EE       -    one hundred million (100,000,000), par value $.001 per
                    share;

Class FF       -    fifty million (50,000,000), par value $.001 per share;

Class GG       -    fifty million (50,000,000), par value $.001 per share;

Class HH       -    fifty million (50,000,000), par value $.001 per share;

Class II       -    one hundred million (100,000,000), par value $.001 per
                    share;

Class JJ       -    one hundred million (100,000,000), par value $.001 per
                    share;

Class KK       -    one hundred million (100,000,000), par value $.001 per
                    share;

Class LL       -    one hundred million (100,000,000), par value $.001 per
                    share;

Class MM       -    one hundred million (100,000,000), par value $.001 per
                    share;

Class NN       -    one hundred million (100,000,000), par value $.001 per
                    share;

Class OO       -    one hundred million (100,000,000), par value $.001 per
                    share;

Class PP       -    one hundred million (100,000,000), par value $.001 per
                    share;

Class QQ       -    one hundred million (100,000,000), par value $.001 per
                    share;

Class RR       -    one hundred million (100,000,000), par value $.001 per
                    share;

Class SS       -    one hundred million (100,000,000), par value $.001 per
                    share;

Class TT       -    one hundred million (100,000,000), par value $.001 per
                    share;

Class UU       -    one hundred million (100,000,000), par value $.001 per
                    share;

Class VV       -    one hundred million (100,000,000), par value $.001 per
                    share;

Class WW       -    one hundred million (100,000,000), par value $.001 per
                    share;

Class XX       -    fifty million (50,000,000), par value $.001 per share;

Class YY       -    one hundred million (100,000,000), par value $.001;

Class ZZ       -    one hundred million (100,000,000), par value $.001;

Class AAA      -    one hundred million (100,000,000), par value $.001;

Class BBB      -    one hundred million (100,000,000), par value $.001;

Class CCC      -    one hundred million (100,000,000), par value $.001;

Class DDD      -    one hundred million (100,000,000), par value $.001;

Class EEE      -    one hundred million (100,000,000), par value $.001;

Class FFF      -    one hundred million (100,000,000), par value $.001;

Class GGG      -    one hundred million (100,000,000), par value $.001;

Class HHH      -    one hundred million (100,000,000), par value $.001;

Class III      -    one hundred million (100,000,000), par value $.001;

Class JJJ      -    one hundred million (100,000,000), par value $.001;

Class KKK      -    one hundred million (100,000,000), par value $.001;

Class LLL      -    one hundred million (100,000,000), par value $.001;

Class Janney Money  -  seven hundred million (700,000,000), par value $.001 per share;

Class Janney        -  two hundred million (200,000,000), par
Municipal Money        value $.001 per share;

Class Janney        -  five hundred million (500,000,000), par
Government Money       value $.001 per share;

Class Janney        -  one hundred million (100,000,000), par
N.Y. Municipal         value $.001 per share;
Money

Class Select   -    seven hundred million (700,000,000), par value $.001 per
                    share;

Class Beta 2   -    one million (1,000,000), par value $.001 per share;

Class Beta 3   -    one million (1,000,000), par value $.001 per share;

Class Beta 4   -    one million (1,000,000), par value $.001 per share;

Class Gamma 1  -    one million (1,000,000), par value $.001 per share;

Class Gamma 2  -    one million (1,000,000), par value $.001 per share;

Class Gamma 3  -    one million (1,000,000), par value $.001 per share;

Class Gamma 4  -    one million (1,000,000), par value $.001 per share;

Class Delta 1  -    one million (1,000,000), par value $.001 per share;

Class Delta 2  -    one million (1,000,000), par value $.001 per share;

Class Delta 3    -    one million (1,000,000), par value $.001 per share;

Class Delta 4         one million (1,000,000), par value $.001 per share;
                 -
Class Epsilon 1       one million (1,000,000), par value $.001 per share;

Class Epsilon 2  -    one million (1,000,000), par value $.001 per share;

Class Epsilon 3       one million (1,000,000), par value $.001 per share;
                 -
Class Epsilon 4       one million (1,000,000), par value $.001 per share;

Class Zeta 1     -    one million (1,000,000), par value $.001 per share;

Class Zeta 2          one million (1,000,000), par value $.001 per share;
                 -
Class Zeta 3          one million (1,000,000), par value $.001 per share;

Class Zeta 4     -    one million (1,000,000), par value $.001 per share;

Class Eta 1      -    one million (1,000,000), par value $.001 per share;

Class Eta 2      -    one million (1,000,000), par value $.001 per share;

Class Eta 3      -    one million (1,000,000), par value $.001 per share;

Class Eta 4           one million (1,000,000), par value $.001 per share;
                 -
Class Theta 1         one million (1,000,000), par value $.001 per share;

Class Theta 2    -    one million (1,000,000), par value $.001 per share;

Class Theta 3    -    one million (1,000,000), par value $.001 per share;

Class Theta 4    -    one million (1,000,000), par value $.001 per share;

for a total of si teen billion twenty-seven million (16,027,000,000) shares classified into separate classes of common stock.

          IN WITNESS WHEREOF, The RBB Fund, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed Secretary on September 17, 1998.


                              THE RBB FUND, INC.
WITNESS:


 /s/Morgan R. Jones                 /s/Edward J. Roach
 ------------------                 ------------------
    Morgan R. Jones                    Edward J. Roach
    Secretary                          President

          THE UNDERSIGNED, President of The RBB Fund, Inc., who executed on behalf of said corporation the foregoing Articles Supplementary to the Charter, of which this certificate is made a part, hereby acknowledges that the foregoing Articles Supplementary are the act of the said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

                                        /s/Edward J. Roach
                                        ------------------
                                           Edward J. Roach
                                           President